IMS FUNDS

Supplement Dated April 21, 2014

to the

Prospectus Dated October 28, 2013

Reorganization

IMS Capital Management, Inc. (“IMS Capital”), investment adviser of the IMS Capital Value Fund, IMS Strategic Income Fund, and IMS Dividend Growth Fund (each a “Fund” and together, the “IMS Funds”), has recommended the reorganization of the IMS Funds into new series of 360 Trust (the “Reorganization”). The proposed Reorganization has been approved by the Board of Trustees of Unified Series Trust, subject to shareholder approval. A Special Meeting of Shareholders of the IMS Funds will be held on or after May 30, 2014 where shareholders of each IMS Fund will be asked to approve the Reorganization. If approved, the Reorganization is expected to occur on or after May 31, 2014. Shareholders of the IMS Funds will receive a proxy statement/prospectus providing information to be considered in determining whether to approve the proposed reorganization.

Upon satisfaction of the conditions set forth in the Agreement and Plan of Reorganization, shares of each IMS Fund will be exchanged for shares of a new series of 360 Trust (“New IMS Fund”) at the closing of the Reorganization. This exchange is expected to be a tax-free exchange for shareholders. You may purchase and redeem shares of any IMS Fund in the ordinary course until the last business day before the Reorganization. Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the New IMS Fund received in connection with the Reorganization.

IMS Capital Management, Inc. will continue to serve as the investment adviser to the New IMS Funds. M3Sixty Administration, LLC is the fund accounting agent, administrator and transfer agent for the 360 Trust.

The IMS Funds’ adviser expects the Reorganization to result in lower administration, fund accounting and transfer agency costs for the New IMS Funds. The Reorganization will not result in any change in the advisory fees payable by a New IMS Fund as compared to the advisory fees that are currently paid by the corresponding IMS Fund. No sales loads, commissions, redemption fees or other transactional fees will be imposed on shareholders in connection with the exchange of their shares. The IMS Funds and their shareholders will bear certain legal, printing, filing and mailing costs in connection with the Reorganization, while the large majority of the reorganization expenses will be paid by the IMS Funds’ adviser and M3Sixty Administration.